                                  EXHIBIT 10

                              POWERS OF ATTORNEY

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                 LEGACY BUILDER VARIABLE LIFE SEPARATE ACCOUNT

Know all men by these presents that Larry N. Norman, whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Legacy Builder Variable Life Separate Account, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.



                                          /s/  Larry N. Norman
                                          --------------------------
                                          Larry N. Norman
                                          Executive Vice President
                                          PFL Life Insurance Company

August 27, 1999
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                 LEGACY BUILDER VARIABLE LIFE SEPARATE ACCOUNT

Know all men by these presents that Patrick S. Baird, whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Legacy Builder Variable Life Separate Account, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.



                                       /s/  Patrick S. Baird
                                       --------------------------
                                       Patrick S. Baird
                                       Senior Vice President
                                       PFL Life Insurance Company

August 27, 1999
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                 LEGACY BUILDER VARIABLE LIFE SEPARATE ACCOUNT

Know all men by these presents that Craig D. Vermie, whose signature appears below, constitutes and appoints Brenda K. Clancy his attorney-in-fact, for him in any and all capacities, to sign any registration statements and amendments thereto for the Legacy Builder Variable Life Separate Account, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.



                                    /s/  Craig D. Vermie
                                    --------------------------
                                    Craig D. Vermie
                                    Vice President
                                    PFL Life Insurance Company

August 27, 1999
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                 LEGACY BUILDER VARIABLE LIFE SEPARATE ACCOUNT

Know all men by these presents that William L. Busler, whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Legacy Builder Variable Life Separate Account, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.



                                      /s/  William L. Busler
                                      --------------------------
                                      William L. Busler
                                      President
                                      PFL Life Insurance Company

August 27, 1999
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                 LEGACY BUILDER VARIABLE LIFE SEPARATE ACCOUNT

Know all men by these presents that Douglas C. Kolsrud, whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Legacy Builder Variable Life Separate Account, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.



                                       /s/  Douglas C. Kolsrud
                                       -----------------------
                                       Douglas C. Kolsrud
                                       Senior Vice President
                                       PFL Life Insurance Company

August 27, 1999
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                 LEGACY BUILDER VARIABLE LIFE SEPARATE ACCOUNT

Know all men by these presents that Robert J. Kontz, whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Legacy Builder Variable Life Separate Account, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.



                                        /s/  Robert J. Kontz
                                        ---------------------------
                                        Robert J. Kontz
                                        Vice President
                                        PFL Life Insurance Company

August 27, 1999
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                 LEGACY BUILDER VARIABLE LIFE SEPARATE ACCOUNT

Know all men by these presents that Brenda K. Clancy, whose signature appears below, constitutes and appoints Craig D. Vermie her attorney-in-fact, for her in any and all capacities, to sign any registration statements and amendments thereto for the Legacy Builder Variable Life Separate Account, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.



                                          /s/  Brenda K. Clancy
                                          --------------------------
                                          Brenda K. Clancy
                                          Vice President
                                          PFL Life Insurance Company

August 27, 1999
Date